                                                                   Exhibit 10.3a

                                                                  Execution Copy





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                          Assignment and Reassignment
                             of Facility Agreements


                            Dated as of May 8, 2001


                                    between



                             Dynegy Roseton, L.L.C.
                           as Assignor and Reassignee



                                      and


                                 Roseton OL LLC
                           as Assignee and Reassignor


                             Roseton Units 1 and 2



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

                               Table of Contents

                                                                       Page
SECTION 1. DEFINITIONS................................................  1
SECTION 2. ASSIGNMENT OF FACILITY AGREEMENTS TO OWNER LESSOR..........  2
     Section 2.1   Assignment of Interconnection Agreement............  2
     Section 2.2   Reserved...........................................  2
     Section 2.3   Assumption by the Owner Lessor.....................  2
SECTION 3. REASSIGNMENT OF FACILITY AGREEMENTS TO THE COMPANY.........  2
     Section 3.1   Reassignment of Interconnection Agreement..........  2
     Section 3.2   Reserved...........................................  2
     Section 3.3   Assumption by the Company..........................  2
     Section 3.4   Partial Termination of Reassignment................  3
SECTION 4. AMENDMENT OF FACILITY AGREEMENTS...........................  3
     Section 4.1   Amendments.........................................  3
     Section 4.2   Reserved...........................................  3
SECTION 5. SECURITY FOR OWNER LESSOR'S OBLIGATION UNDER
           LESSOR NOTE................................................  3
SECTION 6. MISCELLANEOUS..............................................  4
     Section 6.1   Amendments and Waivers.............................  4
     Section 6.2   Notices............................................  4
     Section 6.3   Survival...........................................  5
     Section 6.4   Successors and Assigns.............................  5
     Section 6.5   Governing Law......................................  5
     Section 6.6   Severability.......................................  5
     Section 6.7   Counterparts.......................................  6
     Section 6.8   Headings and Table of Contents.....................  6
     Section 6.9   Further Assurances.................................  6
     Section 6.10  Effectiveness of this Agreement....................  6
     Section 6.11  Limitation of Liability............................  6

                          Assignment and Reassignment
                             of Facility Agreements

     This ASSIGNMENT AND REASSIGNMENT OF FACILITY AGREEMENTS, dated as of May 8, 2001 (this "Agreement"), is entered into between DYNEGY ROSETON, L.L.C., a
            ---------
Delaware limited liability company (together with its successors and permitted assigns, the "Company") and ROSETON OL LLC, a Delaware limited liability company
              -------
(together with its successors and permitted assigns, the "Owner Lessor").
                                                          ------------

     WHEREAS, the Company has acquired an electric generating project located in Newburgh, New York, and concurrently with the execution and delivery of this Agreement, the Company and the Owner Lessor are entering into a lease financing (the "Lease Financing") of the Facility (as defined in accordance with Section
      ---------------
1), which consists of certain portions of the project;

     WHEREAS, the Facility is interconnected to Central Hudson Gas & Electric Corporation's ("Central Hudson") transmission system and such interconnection is
                --------------
governed by the Interconnection Agreement for Roseton Generating Station (the "Interconnection Agreement") between the Company and Central Hudson dated as of
--------------------------
January 30, 2001;

     WHEREAS, simultaneously herewith, the Company has conveyed the Facility to the Owner Lessor pursuant to the Deed and the Bill of Sale and has leased to the Owner Lessor the Ground Interest pursuant to the Site Lease;

     WHEREAS, simultaneously herewith, the Owner Lessor has leased the Facility back to the Company pursuant to the Facility Lease, and has subleased the Ground Interest back to the Company pursuant to the Site Sublease, in each case for the Facility Lease Term; and

     WHEREAS, in furtherance of the Lease Financing, the parties desire to assign the Interconnection Agreement (the "Facility Agreements") from the
                                           -------------------
Company to the Owner Lessor and to reassign the Facility Agreements back from the Owner Lessor to the Company.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

     Unless the context hereof shall otherwise require, capitalized terms used, including those in the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Participation Agreement, dated as of May 1, 2001, among the Company, the Owner Lessor, the Owner Participant named therein, Wilmington Trust Company in the capacities referred to therein, and The Chase Manhattan Bank in the capacities referred to therein. The general provisions of such Appendix A shall apply to the terms used in this Agreement.

SECTION 2. ASSIGNMENT OF FACILITY AGREEMENTS TO OWNER LESSOR

     Section 2.1 Assignment of Interconnection Agreement. The Company hereby assigns its right, title and interest under the Interconnection Agreement to the Owner Lessor insofar as the Interconnection Agreement pertains to the Units. The assignment effected by this Section 2.1 shall terminate only (i) with respect to a Unit, if the Company purchases such Unit, upon the early termination of the Facility Lease with respect to such Unit pursuant to and in accordance with
Section 10 thereof, or (ii) in whole, if the Company purchases the Facility upon the early termination of the Facility Lease pursuant to and in accordance with
Section 10 or 13 thereof.

     Section 2.2    Reserved.

     Section 2.3    Assumption by the Owner Lessor.

             (a) Subject to clause (b) below, the Owner Lessor hereby assumes and agrees to perform, effective as of the Lessor Possession Date for each Unit, all of the duties and obligations of the Company under the Interconnection Agreement with respect to such Unit.

             (b)    Notwithstanding anything to the contrary set forth in this
Section 2, (i) prior to the Lessor Possession Date for a Unit, the Owner Lessor shall have no obligation or liability under the Facility Agreements, and (ii) prior to the Lessor Possession Date with respect to any Unit, the Owner Lessor shall not be liable for any costs of operation or maintenance of, or improvement to, such Unit.

SECTION 3.   REASSIGNMENT OF FACILITY AGREEMENTS TO THE COMPANY

     Section 3.1 Reassignment of Interconnection Agreement. The Owner Lessor hereby reassigns all of Owner Lessor's right, title, and interest in, to and under the Interconnection Agreement assigned to it by the Company pursuant to
Section 2.1 back to the Company. The reassignment effected by this Section 3.1 shall terminate only (i) in whole upon the expiration of the Facility Lease Term, (ii) with respect to one or both Units, upon the earlier termination of the Facility Lease with respect to such Unit or Units pursuant to and in accordance with Section 10 or 14 of the Facility Lease, (iii) in whole, upon early termination of the Facility Lease pursuant to and in accordance with
Section 13 thereof, and (iv) in whole, upon the earlier termination of the Facility Lease pursuant to and in accordance with Section 17.1 of the Facility Lease in consequence of a Lease Event of Default thereunder (the occurrence of any such event with respect to a Unit or the Facility (other than, if the Company purchases the affected Unit or the Facility in the case of a termination of the Facility Lease pursuant to Section 10 or 13 thereof) being a "Lessor
                                                                     ------
Possession Date").
---------------

     Section 3.2    Reserved.

     Section 3.3    Assumption by the Company.

             (a) The Company hereby assumes and agrees to perform, effective as of the date of this Agreement, all of the duties and obligations of the Owner Lessor under the Facility Agreements for each Unit arising or relating to the period prior to the Lessor Possession Date for such Unit.

             (b) The parties hereto agree that, in consequence of the reassignment effected by this Section 3, the Company shall from and after the date hereof to the applicable Lessor Possession Date for a Unit, be liable for all costs relating to the operation and maintenance of, or improvement to such Unit.

     Section 3.4 Partial Termination of Reassignment. If the reassignment effected by Section 3.2 is terminated as to a Unit and remains effective as the other Unit (or if the Company has other generating facilities subject to the terms of the Facility Agreement), the parties agree to cooperate with each other and to enter into mutually agreeable arrangements, each acting reasonably and in good faith, with respect to the exercise of rights and performance of obligations under the Facility Agreements.

SECTION 4.   AMENDMENT OF FACILITY AGREEMENTS.

     Section 4.1 Amendments. The Company agrees that, except as provided in this Section 4, it will not, without the prior written consent of the Owner Lessor, consent to any amendment, modification or supplement to the Facility Agreements that could reasonably be expected to have a material adverse effect on the rights of the Owner Lessor or, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee, or the value of the Facility, unless such modification or supplement is required by Applicable Law or is necessary to operate or maintain the Facility in compliance with Applicable Law. Notwithstanding the foregoing, the parties agree that in connection with a purchase by the Company from Central Hudson of the Jointly Owned Facilities (as defined in the Interconnection Agreement) the Company may amend the Interconnection Agreement to terminate the provisions of the Interconnection Agreement to the extent relating to the Jointly Owned Facilities (including the provisions that grant the Company access to and use of, or impose any obligations on Central Hudson with respect to, the Jointly Owned Facilities) and make other related changes to reflect that the Company will own the Jointly Owned Facilities.

     Section 4.2    Reserved.

SECTION 5.   SECURITY FOR OWNER LESSOR'S OBLIGATION UNDER LESSOR NOTE

     In order to secure the Lessor Notes, the Owner Lessor will, by Lease Indenture, assign and grant a Lien to the Lease Indenture Trustee in and to all of the Owner Lessor's right, title and interest in, to and under this Agreement and the Facility Agreements (other than Excepted Payment and Excepted Rights); provided, that the Lease Indenture Trustee shall not be entitled to foreclose on such Lien with respect to the Interconnection Agreement or exercise any dispossessory remedy with respect to the Interconnection Agreement without Central Hudson's prior written consent in accordance with Section 14.1(e) of the Interconnection Agreement unless the Lease Indenture Trustee assumes in writing all of the Company's obligations and duties under the Interconnection Agreement. The Company hereby consents to such assignment and creation of such Lien and acknowledges receipt of copies of the Lease Indenture, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. Unless and until the Owner Lessor shall have received written notice from the Lease Indenture Trustee that the Lien of the Lease Indenture has been fully released, the Lease Indenture Trustee under the Lease Indenture shall have the rights of the Owner Lessor under this Agreement to the extent set forth in, and subject in each case to, the exceptions set forth in, the Lease Indenture.

SECTION 6.   MISCELLANEOUS

     Section 6.1 Amendments and Waivers. No term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

     Section 6.2 Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to each party hereto at its address set forth below or, in the case of any such party hereto, at such other address as such party may from time to time designate by written notice to the other parties hereto:

If to the Company:

          Dynegy Roseton, L.L.C.
          c/o Dynegy Northeast Generation, Inc.
          992 River Road
          Newburgh, New York 12550
          Telephone No.: (845) 563-4961
          Facsimile No.: (845) 563-4992
          Attention: Daniel P. Thompson, Vice President, Operations

with a copy to:

          Dynegy Power Corp.
          1000 Louisiana Street, Suite 5800
          Houston, Texas  77002
          Telephone No.: (713) 507-6823
          Facsimile No.: (713) 767-8510
          Attention: Timothy A. Beverick, Esq.

If to the Owner Lessor:

          Roseton OL LLC
          c/o Wilmington Trust Company
          Rodney Square North
          1100 North Market Street
          Wilmington, DE 19890-0001
          Telephone No.: (302) 651-1000
          Facsimile No.: (302) 651-8882
          Attention: Corporate Trust Administration

     with a copy to the Lease Indenture Trustee and the Pass Through Trustees:

          The Chase Manhattan Bank
          Institutional Trust Services
          450 West 33rd Street, 15th Floor
          New York, New York 10001
          Telephone No.: (212) 946-7557
          Facsimile No.: (212) 946-8177/8178
          Attention: Annette M. Marsula, Vice President
                     International/Project Finance Team

     A copy of all notices provided for herein shall be sent by the party giving such notice to each of the other parties hereto.

     Section 6.3 Survival. Except as expressly set forth herein, the warranties and covenants made by each party hereto shall not survive the expiration or termination of this Agreement.

     Section 6.4    Successors and Assigns.

             (a) This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns as permitted by and in accordance with the terms hereof.

             (b) Except as expressly provided herein or in any other Operative Document, the Company may not assign or transfer any of its interests herein without the consent of the Owner Lessor.

     Section 6.5 Governing Law. This Agreement shall be in all respects governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance (without giving effect to the conflicts of laws provision thereof, other than New York General Obligations Law Section 5-1401).

     Section 6.6 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 6.7 Counterparts. This Agreement may be executed in separate counterparts, each of which, when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 6.8 Headings and Table of Contents. The headings of the sections and the table of contents of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 6.9 Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such f urther assurances for and take such further action reasonably requested by the other party, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement.

     Section 6.10 Effectiveness of this Agreement. This Agreement has been dated as of the date first above written for convenience only. This Agreement shall become effective on May 8, 2001, the date of execution and delivery by each of the Company and the Owner Lessor.

     Section 6.11 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company ("Wilmington"), not individually or personally but
                              ----------
solely as Lessor Manager under the LLC Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Lessor is made and intended not as personal representations, undertakings and agreements by Wilmington but is made and intended for the purpose for binding only the Owner Lessor, (c) nothing herein contained shall be construed as creating any liability on Wilmington individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington be personally liable for the payment of any indebtedness or expenses of the Owner Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Lessor under this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized.



                              DYNEGY ROSETON, L.L.C.


                              By:  _________________________________
                                   Name:
                                   Title:



                              ROSETON OL LLC


                              By:  _________________________________
                                   Wilmington Trust Company,
                                   not in its individual capacity, but solely as Lessor Manager


                                   By:  ________________________________________
                                        Name:
                                        Title: